                              THIRD AMENDMENT

     THIRD AMENDMENT (the "Amendment"), dated as of November 7, 1997, among MAPLE LEAF AEROSPACE, INC. ("Parent"), AEROSPACE ACQUISITION CORP. ("Holdings"), TRI-STAR AEROSPACE, INC. (f/k/a AEROSPACE MERGER SUB 1, INC.) ("Tri-Star Holdings"), TRI-STAR AEROSPACE CO. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and Bankers Trust Company, as Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                        W I T N E S S E T H

     WHEREAS, Parent, Holdings, Tri-Star Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of September 19, 1996, (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     1. Section 1.08 of the Credit Agreement is hereby amended by (i) inserting the words "Base Rate" immediately following the reference to "Applicable" appearing in clause (a) thereof and (ii) inserting the word "Eurodollar" immediately following the reference to "Applicable" appearing in clause (b) thereof.

     2. Section 2.04(a) of the Credit Agreement is hereby amended by inserting the words "Base Rate" immediately following both reference to "Applicable" appearing therein and (ii) by deleting both references to "maintained as Base Rate Loans" appearing therein.

     3. Section 3.01(b) of the Credit Agreement is hereby amended by inserting the word "Eurodollar" immediately following the reference to "Applicable" appearing therein and by deleting the reference to "maintained as Eurodollar Loans" appearing therein.

     4. Section 11 of the Credit Agreement is hereby amended by (i) deleting the definition of "Applicable Margin" contained therein and (ii) inserting the following new definitions in proper alphabetical order:

     "Applicable Base Rate Margin" (i) for any calculation of interest accrued in respect of the period prior to the Third Amendment Effective Date, shall have the meaning provided in the Credit Agreement for "Applicable Margin" prior to giving effect to the Third Amendment, (ii) for any such calculation in respect of the period from and including the Third Amendment Effective Date to but excluding the first Start Date (as defined below), shall mean 1.00% per annum, and (iii) from and after the first day of any Applicable Pricing Period (the "Start Date") (commencing with the first Start Date to occur after the Third Amendment Effective Date) to and including the last day of such Applicable Pricing Period (the "End Date"), shall mean the applicable percentage per annum set forth in clause (A), (B) or (C) below if, but only if, as of the last day of the most recent fiscal quarter of the Borrower ended immediately prior to such Start Date (the "Test Date") the condition in clause (A), (B) or (C) below is met:

          (A) (x) in the case of Term Loans 2.00% and (y) in the case of Revolving Loans, 1.50%, if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than or equal to 3.75:1.00; or

          (B) (x) in the case of Term Loans, 1.50% and (y) in the case of Revolving Loans, 1.25%, if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.75:1.0 but equal to or greater than 3.00:1.00; or

          (C) 1.00%, if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.00:1.00.

Notwithstanding anything to the contrary contained above in this definition, the Applicable Base Rate Margin shall be (x) in the case of Revolving Loans, 1.50% per annum and (y) in the case of Term Loans, 2.00% per annum at all times when (i) a payment Default under Section 10.01 shall exist or any Event of Default shall exist and/or (ii) financial statements have not been delivered when required pursuant to Section 8.01(b) or (c), as the case may be.

     "Applicable Eurodollar Margin" (i) for any calculation of interest accrued in respect of the period prior to the Third Amendment Effective Date, shall have the meaning provided in the Credit Agreement for "Applicable Margin" prior to giving effect to the Third Amendment, (ii) for any such calculation in respect of the period from and including the Third Amendment Effective Date to but excluding the first Start Date to occur after the Third Amendment Effective Date, shall mean 2.00% per annum and (iii) from and after the first Start Date to occur after the Third Amendment Effective Date to and including the End Date, shall mean the respective percentage per annum set forth in clause (A), (B) or (C) below if, but only if, as of the most recent Test Date, the condition in clause (A), (B) or (C) below is met:

          (A) (x) in the case of Term Loans 3.00% and (y) in the case of Revolving Loans, 2.50%, if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than or equal to 3.75:1.00; or

          (B) (x) in the case of Term Loans 2.50% and (y) in the case of Revolving Loans, 2.25%, if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.75:1.0 but equal to or greater than 3.00:1.00; or

          (C) 2.00%, if, but only if, as of the Test Date for such Start
     Date, the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.00:1.00.

Notwithstanding anything to the contrary contained above in this definition, the Applicable Eurodollar Margin shall be (x) in the case of Revolving Loans, 2.50% per annum and (y) in the case of Term Loans, 3.00% per annum at all times when (i) a payment Default under Section 10.01 shall exist or any Event of Default shall exist and/or (ii) financial statements have not been delivered when required pursuant to Section 8.01(a), (b) or (c), as the case may be.

     "Applicable Pricing Period" shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to Section 8.01(b) or (c) and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 8.01(b) or (c) and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 8.01(b) or (c).

     "End Date" shall have the meaning provided in the definition of Applicable Base Rate Margin.

     "Start Date" shall have the meaning provided in the definition of Applicable Base Rate Margin.

     "Test Date" shall have the meaning provided in the definition of Applicable Base Rate Margin.

     "Third Amendment" shall mean the Third Amendment to this Agreement, dated as of November 7, 1997.

     "Third Amendment Effective Date" shall mean November [19], 1997.

     5. Section 9.08 of the Credit Agreement is hereby amended by (i) deleting the reference to "2,000,000" appearing therein and (ii) inserting a reference to "3,000,000" in lieu thereof.

     6. Section 13.07(a) of the Credit Agreement is hereby amended by (i) deleting the reference to "except for the election of the LIFO inventory price index computation method of computing inventory (and cost of goods sold) as referenced below, and as otherwise specifically provided herein," appearing in the first proviso thereto, (ii) deleting the reference to "(i)" appearing in the second proviso thereto and (iii) deleting clause (a) of the second proviso thereto in its entirety.

     7. The Borrower hereby acknowledges that it has failed to comply with
(A) the requirements of Section 4.02(e) as it relates to (i) the $1,000,000 in Equity Financing proceeds received from the Management Participants on or about June 30, 1997 and (ii) $200,000 in equity proceeds received from employees of Equitable Securities Corp. on or about June 30, 1997 (collectively, the "Equity Proceeds") and (B) the requirements of Section 13.07(a)(ii) relating to the Borrower's use of the LIFO inventory accounting method. The Banks hereby waive compliance by the Borrower with Section 4.02(e) of the Credit Agreement solely with respect to the Equity Proceeds and Section 13.07(a)(ii), and any Default or Event of Default that may exist solely as a result of the failure to comply with such Section 4.02(e) as it relates to the Equity Proceeds and Section 13.07(a)(ii). The parties hereto further agree that no Default or Event of Default arising as a result of a failure to comply with Section 4.02(e) of the Credit Agreement solely in respect of the Equity Proceeds, and Section 13.07(a)(ii) shall be deemed to exist under Section 6.01 of the Credit Agreement or with respect to any misrepresentation arising in connection with a Notice of Borrowing in respect of Section 4.02(c) of the Credit Agreement as it relates to the Equity Proceeds, or Section 13.07(a)(ii).

     8. In order to induce the Banks to enter into this Amendment, each of Parent, Holdings, Tri-Star Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in
Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date (as defined herein); in each case after giving effect to this Amendment.

     9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, Parent, the Borrower and the Agent.

    11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    12. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of Parent, Holdings, Tri-Star Holdings, the Borrower, and each Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Agent at the Notice Office.

    13. From and after the Third Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

                                 * * * *

     IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                     MAPLE LEAF AEROSPACE, INC.

                                     By: /s/ Doug Childress
                                        -------------------------------
                                        Title: V.P. Finance

                                     AEROSPACE ACQUISITION CORP.

                                     By: /s/ Doug Childress
                                        -------------------------------
                                        Title: V.P. Finance

                                     TRI-STAR AEROSPACE INC.

                                     By: /s/ Doug Childress
                                        -------------------------------
                                        Title: V.P. Finance

                                     TRI-STAR AEROSPACE CO.

                                     By: /s/ Doug Childress
                                        -------------------------------
                                        Title: V.P. Finance

                                     BANKERS TRUST COMPANY


                                     By: /s/ Gregory P. Shefrin
                                        -------------------------------
                                        Title: Vice President

                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research,
                                          as Investment Advisor

                                     By: /s/ Payson F. Swaffield
                                         -------------------------------
                                         Title: Vice President

                                     KEYBANK N.A.

                                     By: /s/ Sharon [illegible]
                                        -------------------------------
                                        Title: Vice President

                                     PILGRIM AMERICA PRIME RATE TRUST

                                     By: /s/ Thomas C. Hunt
                                        -------------------------------
                                        Title: Assistant Portfolio Manager

                                     VAN KAMPEN AMERICAN CAPITAL
                                     PRIME RATE INCOME TRUST

                                     By: /s/ Jeffrey W. Maillet
                                        -------------------------------
                                        Title: Sr. Vice Pres. & Director

                                     LASALLE NATIONAL BANK

                                     By: /s/ [illegible]
                                        -------------------------------
                                        Title: First Vice President

                                     PRIME INCOME TRUST

                                     By: /s/ [illegible]
                                        -------------------------------
                                        Title:

                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research,
                                          as Investment Advisor

                                     By:
                                        -------------------------------
                                        Title:

                                     KEYBANK N.A.

                                     By:
                                        -------------------------------
                                        Title:

                                     LASALLE NATIONAL BANK

                                     By:
                                        -------------------------------
                                        Title:

                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.

                                     By:
                                        -------------------------------
                                        Title: